Supplement dated February 26, 2016 to the

PNC Funds Prospectus,

PNC Funds Statement of Additional Information,

PNC Advantage Funds Prospectus,

PNC Advantage Funds Statement of Additional Information,

PNC Money Market Fund Summary Prospectus,

PNC Tax Exempt Money Market Fund Summary Prospectus, and

PNC Advantage Institutional Money Market Fund Summary Prospectus,

each dated September 28, 2015, as supplemented

PNC Money Market Fund

PNC Tax Exempt Money Market Fund

PNC Advantage Institutional Money Market Fund

This Supplement provides new and additional information beyond that contained in the above-mentioned documents for the above-listed funds and should be read in conjunction with those documents.

On February 25, 2016, the Board of Trustees of PNC Funds and PNC Advantage Funds approved plans of liquidation for each of PNC Money Market Fund, PNC Tax Exempt Money Market Fund, and PNC Advantage Institutional Money Market Fund (collectively, the “Funds”), with such liquidations expected to take place on or about May 31, 2016 (the “Liquidation Date”).  Effective as of the close of business on March 31, 2016, the Funds’ shares will no longer be available for purchase by new investors.

The proceeds per share to each shareholder on the Liquidation Date will be the net asset value per share of the relevant class of shares of such Fund after all expenses and liabilities of the Fund have been paid or otherwise provided for. For federal income tax purposes, the receipt of liquidation proceeds will generally be treated as a taxable event and may result in a gain or loss for federal income tax purposes.  Shareholders who receive liquidation proceeds equal to their cost basis in shares of the Funds will not realize any taxable gain or loss as a result of the liquidation.

At any time prior to the Liquidation Date, shareholders of the Funds may redeem or, subject to investment minimums and other restrictions on exchanges, exchange their shares of the Funds pursuant to the procedures set forth under “Purchasing, Exchanging and Redeeming Fund Shares” in the Funds’ Prospectuses.

Please contact PNC Funds at 1-800-622-FUND (3863) with any requests for additional information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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